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                                                                    Exhibit 23.3

                                            41st Floor, One Exchange Square
                                            8 Connaught Place, Central
                                            Hong Kong
                                            Tel: +852.2522.7886
                                            Fax: +852.2522.7006
                                            www.lw.com
                                            (chinese characters)

(LATHAM & WATKINS LLP LOGO)                 FIRM / AFFILIATE OFFICES
INTERNATIONAL LAW FIRM
(chinese characters)                        Barcelona     New Jersey
                                            Brussels      New York
October 24, 2007                            Chicago       Northern Virginia
                                            Frankfurt     Orange County
                                            Hamburg       Paris
                                            Hong Kong     San Diego
                                            London        San Francisco
                                            Los Angeles   Shanghai
                                            Madrid        Silicon Valley
                                            Milan         Singapore
                                            Moscow        Tokyo
                                            Munich        Washington, D.C.

Agria Corporation
Room 706, 7/F, Huantai Building, No. 12A
South Street Zhongguancun
Haidian District, Beijing 100081
People's Republic of China


Ladies and Gentlemen:


     We hereby consent to the use of our name under the captions "Taxation" and "Legal Matters" in the prospectus included in the registration statement on Form F-1, originally filed by Agria Corporation on October 18, 2007, with the Securities and Exchange Commission under the Securities Act of 1933, as amended. In giving such consents, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the regulations promulgated thereunder.

                                                  Very truly yours,


                                                  /s/ Latham & Watkins LLP